UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2012 (November 15, 2012)

Flagstone Reinsurance Holdings, S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Avenue de la Gare
L-1611 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On November 15, 2012, Flagstone Reinsurance Holdings, S.A. issued a press release announcing that it has declared quarterly dividend.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 15, 2012, of Flagstone Reinsurance Holdings, S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel

Date: November 21, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 15, 2012, of Flagstone Reinsurance Holdings, S.A.